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                               ASSIGNMENT


     This Assignment is made this 3rd day of January, 1997, by and between Data National Corporation ("DNC") and Service Business Systems, Inc. ("SBS").

                                Recitals
                                --------

     SBS is in the business of providing certain information services to corporations and other customers. Certain of the contracts pursuant to which SBS provides such services are in the name of, or payments under such contracts are made to, DNC.

     Since the services under such contracts are performed by SBS, DNC has agreed to assign all of its right, title and interest in such contracts and rights of payments to SBS.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, DNC does hereby assign and transfer to SBS all of its right, title and interest in and to any contracts for the provision of information services and any rights to payment under such contracts to SBS.

(Registrant)                              DATA NATIONAL CORPORATION

BY(Signature)                             /s/Donald V. Warriner
(Name and Title)                          Donald V. Warriner,
                                          President and CEO



                                          SERVICES BUSINESS SYSTEMS, INC.

BY(Signature)                             /s/Richard S. Simms
(Name and Title)                          Richard S. Simms,
                                          Vice President